    Exhibit 99.1

Century Aluminum Company Reports Third Quarter 2023 Results

Chicago, November 8, 2023 (GLOBE NEWSWIRE) -- Century Aluminum Company (NASDAQ: CENX) today announced its third quarter 2023 results.

Business Highlights

•Net sales $545.2 million
•Realized LME aluminum price of $2,237/T in third quarter is down $134/T from prior quarter
•Falling energy and other raw material costs
•Completed Mt. Holly land sale and received $26 million proceeds
•Total debt decreased $41.4 million to $512.0 million as of September 30, 2023
•Cash and cash equivalents of $70.3 million and strong liquidity of $305.8 million as of September 30, 2023
•Finalized three-year Mt. Holly power agreement

Third Quarter 2023 Financial Results

$MM (except shipments and per share data)
	Q2 2023	Q3 2023
Aluminum shipments (tonnes)	173,649	171,995
Net sales	$575.5	$545.2
Net income (loss) attributable to Century stockholders	$7.5	$(42.0)
Diluted income (loss) per share attributable to Century stockholders	$0.07	$(0.45)
Adjusted net income (loss) attributable to Century stockholders(1)	$15.5	$(13.8)
Adjusted income (loss) per share attributable to Century stockholders(1)	$0.16	$(0.13)
Adjusted EBITDA attributable to Century stockholders(1)	$29.5	$9.3

Notes:
(1) Non-GAAP measure; see reconciliation of GAAP to non-GAAP financial measures.
Net sales for the third quarter ended September 30, 2023 decreased by 5 percent sequentially primarily due to lower realized aluminum prices.
Century reported a net loss attributable to Century stockholders of $42.0 million for the third quarter of 2023, a $49.5 million decrease sequentially. Third quarter results were impacted by $28.2 million of net exceptional items, in particular $21.9 million of unrealized losses on derivative instruments, $9.3 million related to the power equipment failure at Jamalco, and $1.0 million in share-based compensation costs, partially offset by $4.2 million lower of cost or net realizable value adjustment, net of tax. Thus, Century reported an adjusted net loss of $13.8 million for the third quarter of 2023, a $29.3 million decrease sequentially.
Adjusted EBITDA attributable to Century stockholders for the third quarter of 2023 was $9.3 million. This was a decrease of $20.2 million from the prior quarter, primarily driven by lower realized LME aluminum price and product mix, partially offset by lower energy and other raw material prices.
Century's liquidity position at quarter end, comprised of cash and cash equivalents of $70.3 million, restricted cash from the Mt. Holly land sale of $22.9 million, and $212.6 million in combined borrowing availability, was $305.8 million, an increase of $74.7 million from the prior quarter.
"Century made progress on its long-term initiatives in the third quarter,” commented President and Chief Executive Officer Jesse Gary. “We were very pleased to reach agreement on a new three-year power contract for our Mt. Holly smelter that should enable us to continue to invest in this excellent smelter and its employees for years to come. In Iceland, our new billet casthouse at Grundartangi is nearing completion, and we are already experiencing strong customer engagement for our new Natur-AlTM low-carbon billet products.”

“Despite volatile market conditions, lower aluminum prices were largely offset by lower input prices and other cost savings in the quarter,” continued Mr. Gary. “Century remains focused on disciplined cost and operational execution and remains well positioned when market conditions improve.”
Fourth Quarter 2023 Outlook

The company expects fourth quarter Adjusted EBITDA to range between $0 to $10 million based on decreased LME prices, partially offset by lower raw material prices.
About Century Aluminum Company

With its corporate headquarters located in Chicago, IL, Century Aluminum owns and operates primary aluminum smelting facilities in the United States and Iceland and is the majority owner and managing partner of the Jamalco alumina refinery in Jamaica. Visit www.centuryaluminum.com for more information.
Non-GAAP Financial Measures
Adjusted net income (loss), adjusted earnings (loss) per share and adjusted EBITDA are non-GAAP financial measures that management uses to evaluate Century's financial performance. These non-GAAP financial measures facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Century’s ongoing operating performance and ability to generate cash. Management believes these non-GAAP financial measures enhance an overall understanding of Century’s performance and our investors’ ability to review Century’s business from the same perspective as management. The tables below, under the heading "Reconciliation of Non-GAAP Financial Measures," provide a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Century's reported results prepared in accordance with GAAP. In addition, because not all companies use identical calculations, adjusted net income (loss), adjusted earnings (loss) per share and adjusted EBITDA included in this press release may not be comparable to similarly titled measures of other companies.  Investors are encouraged to review the reconciliations in conjunction with the presentation of these non-GAAP financial measures.
Cautionary Statement
Certain statements in this press release, and those made by Century Aluminum Company management on the quarterly conference call, relate to future events and expectations and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "believe," "expect," "hope," "target," "anticipate," "intend," "plan," "seek," "estimate," "potential," "project," "scheduled," "forecast" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," "might," or "may” often identify forward-looking statements. All statements other than statements of historical fact are forward-looking statements, including, without limitation, statements regarding our outlook, assumptions, projections, forecasts or trend descriptions. These statements do not guarantee future performance and speak only as of the date they are made, and we do not, under any circumstance, undertake to update our forward-looking statements. Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and is believed to have a reasonable basis. However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements. Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the risk factors and forward-looking statements cautionary language contained in our Annual Report on Form 10-K, quarterly reports on Form 10-Q and in other filings made with the Securities and Exchange Commission (“SEC”). Although we have attempted to identify material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors that could cause actual results or events to differ from those anticipated, estimated or intended. Many of these factors are beyond our ability to control or predict. Given these uncertainties, investors are cautioned not to place undue reliance on our forward-looking statements. Our forward-looking statements include, without limitation, statements with respect to: future global and domestic financial and economic conditions; the outlook for the global aluminum and alumina markets including benchmark and premium pricing levels); ; our assessment of U.S. and European energy and power markets; costs associated with our other key raw materials, and supply and availability of those key raw materials, including power (and related natural gas and coal); our assessment of power price and availability for our U.S. and European operations including the likelihood and extent of any power curtailments; the impact of the wars in Ukraine and Israel including any related impacts on global energy markets and/or any sanctions and export controls targeting Russia and businesses tied to Russia and to sanctioned entities and individuals, including any possible impact on our business, operations, financial condition, results of operations and global supply chains; the future financial and operating performance of Century and its subsidiaries; our ability to successfully manage market risk and to control or reduce costs; our plans and expectations with respect to future operations of the Company and its subsidiaries, including any plans and expectations to curtail or restart production, including the expected impact of any such actions on our future financial and operating performance; our plans and expectations with regards to future operations of our Mt. Holly smelter, including our expectations as to the restart of curtailed production at Mt. Holly, including the timing, costs and benefits associated with restarting curtailed production; our plans with regards to future operations of our Hawesville smelter, including our expectations as to the timing, costs and benefits associated with restarting curtailed production; our plans and expectations with regards to the Grundartangi casthouse project, including our expectations as to the timing, costs and benefits associated with the Grundartangi casthouse project; our plans and expectations with respect to the acquisition of a 55% interest in Jamalco, including our expectations as to the costs and benefits associated with this transaction; our ability to successfully obtain and/or retain competitive power arrangements for our operations; our ability to qualify for and realize potential tax benefits under the Inflation Reduction Act of 2022; our ability to access existing or future financing arrangements and the terms of any such future financing arrangements; our ability to repay or refinance debt in the future; and other factors described in more detail in our Annual Report on Form 10-K, quarterly reports on Form 10-Q and in other SEC filings.

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)
(Unaudited)
	Three months ended
	June 30,	September 30,
	2023	2023
NET SALES:
Related parties	$427.2	$400.9
Other customers	148.3	144.3
Total net sales	575.5	545.2
Cost of goods sold	559.6	556.7
Gross profit (loss)	15.9	(11.5)
Selling, general and administrative expenses	12.0	10.8
Other operating expense - net	4.6	1.9
Operating loss	(0.7)	(24.2)
Interest expense	(8.7)	(9.2)
Interest income	0.4	0.4
Net gain (loss) on forward and derivative contracts	9.1	(25.2)
Other (expense) income - net	(3.5)	1.3
Loss before income taxes	(3.4)	(56.9)
Income tax benefit	10.0	11.0
Income (loss) before equity in earnings of joint ventures	6.6	(45.9)
Equity in earnings of joint ventures	0.0	0.0
Net income (loss)	6.6	(45.9)
Net loss attributable to noncontrolling interests	(0.9)	(3.9)
Net income (loss) attributable to Century stockholders	7.5	(42.0)
Less: net income allocated to participating securities	0.4	—
Net income (loss) allocated to common stockholders	$7.1	$(42.0)
INCOME (LOSS) ATTRIBUTABLE TO CENTURY STOCKHOLDERS PER COMMON SHARE:
Basic	$0.08	$(0.45)
Diluted	$0.07	$(0.45)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	92.3	92.4
Diluted	93.2	92.4

CENTURY ALUMINUM COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except per share amounts)
(Unaudited)
	December 31, 2022	September 30, 2023
ASSETS
Cash and cash equivalents	$54.3	$70.3
Restricted cash	1.2	24.4
Accounts receivable - net	66.9	65.3
Due from affiliates	4.8	20.1
Inventories	398.8	465.9
Derivative assets	127.3	9.5
Prepaid and other current assets	24.5	28.9
Total current assets	677.8	684.4
Property, plant and equipment - net	744.4	994.8
Other assets	49.8	81.8
TOTAL	$1,472.0	$1,761.0
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Accounts payable, trade	$167.3	$221.4
Accrued compensation and benefits	33.0	42.2
Due to affiliates	17.0	60.3
Accrued and other current liabilities	37.6	61.6
Derivative liabilities	9.7	2.9
Deferred credit - preliminary bargain purchase gain	—	161.6
Current maturities of long-term debt	146.1	84.0
Total current liabilities	410.7	634.0
Long-term debt	381.6	418.0
Accrued benefit costs - less current portion	118.0	112.6
Other liabilities	31.4	53.5
Long-term debt due to affiliates	—	10.0
Due to affiliates - less current portion	8.3	1.7
Deferred tax liability	103.1	83.9
Asset retirement obligation	19.6	60.6
Total noncurrent liabilities	662.0	740.3

SHAREHOLDERS’ EQUITY:
Series A Preferred stock (one cent par value, 5,000,000 shares authorized; 160,000 issued and 53,854 outstanding at December 31, 2022; 160,000 issued and 53,508 outstanding at September 30, 2023)	0.0	0.0
Common stock (one cent par value, 195,000,000 authorized; 99,510,499 issued and 92,323,978 outstanding at December 31, 2022; 99,591,184 issued and 92,404,663 outstanding September 30, 2023)	1.0	1.0
Additional paid-in capital	2,539.6	2,541.8
Treasury stock, at cost	(86.3)	(86.3)
Accumulated other comprehensive loss	(94.0)	(89.0)
Accumulated deficit	(1,961.0)	(2,034.1)
Total Century shareholders’ equity	399.3	333.4
Noncontrolling interest	—	53.3
Total equity	399.3	386.7
TOTAL	$1,472.0	$1,761.0

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(Unaudited)
	Nine months ended September 30,
	2022	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$99.4	$(77.9)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Unrealized (gain) loss on derivative instruments	(302.3)	84.2
OPEB curtailment gain, net	(8.0)	—
Lower of cost or NRV adjustment	46.5	—
Depreciation, depletion and amortization	57.5	55.3
Deferred tax provision (benefit)	52.3	(23.5)
Asset impairment charge	159.4	—
Other non-cash items - net	(12.5)	(1.2)
Change in operating assets and liabilities, net of acquisition:
Accounts receivable - net	8.5	21.4
Due from affiliates	(5.6)	(13.0)
Inventories	(4.1)	26.3
Prepaid and other current assets	5.6	4.8
Accounts payable, trade	(9.6)	(45.1)
Due to affiliates	(34.0)	15.8
Accrued and other current liabilities	12.5	(2.0)
Ravenswood retiree medical settlement	(2.0)	(2.0)
PBGC Settlement	—	(4.5)
Other - net	(6.4)	1.0
Net cash provided by operating activities	57.2	39.6
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(70.2)	(62.7)
Proceeds from sale of property, plant and equipment	0.1	25.7
Acquisition of subsidiary net of cash acquired	—	19.4
Net cash used in investing activities	(70.1)	(17.6)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under revolving credit facilities	910.2	575.2
Repayments under revolving credit facilities	(910.4)	(632.0)
Debt issuance costs	(1.6)	—
Repayments of Iceland term facility	—	(9.8)
Borrowings under Grundartangi casthouse debt facility	40.0	40.0
Borrowings under Vlissingen Facility Agreement	—	10.0
Carbon credit proceeds	—	33.8
Net cash provided by financing activities	38.2	17.2
CHANGE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	25.3	39.2
Cash, cash equivalents and restricted cash, beginning of period	40.7	55.5
Cash, cash equivalents and restricted cash, end of period	$66.0	$94.7

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(Unaudited)
	Nine months ended September 30,
	2022	2023
Supplemental Cash Flow Information:
Cash paid for:
Interest	$14.0	$22.3
Taxes, net of refunds	1.9	1.0
Non-cash investing activities:
Capital expenditures	1.1	10.2
Capitalized interest	3.4	4.0

CENTURY ALUMINUM COMPANY
SELECTED OPERATING DATA
(in millions, except shipments)
(Unaudited)

SHIPMENTS - PRIMARY ALUMINUM(1)

	United States		Iceland		Total
	Tonnes	Sales $	Tonnes	Sales $	Tonnes	Sales $
2023
3rd Quarter	93,675	$265.8	78,320	$207.9	171,995	$473.7
2nd Quarter	97,224	$296.4	76,425	$212.3	173,649	$508.7
1st Quarter	102,430	$317.6	78,735	$210.1	181,165	$527.7

2022
3rd Quarter	95,502	$320.3	78,223	$283.7	173,725	$604.0
2nd Quarter	139,630	$564.8	74,454	$273.2	214,084	$838.0
1st Quarter	134,953	$494.8	76,458	$247.5	211,411	$742.3
(1) Excludes scrap aluminum sales, purchased aluminum and alumina sales.

CENTURY ALUMINUM COMPANY
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in millions, except per share amounts)
(Unaudited)

	Three months ended
	June 30, 2023		September 30, 2023
	$MM	EPS	$MM	EPS
Net income (loss) attributable to Century stockholders(1)	$6.9	$0.07	$(42.0)	$(0.43)
Lower of cost or NRV inventory adjustment, net of tax	6.6	0.06	(4.2)	(0.04)
Unrealized (gain) loss on derivative contracts, net of tax	(4.3)	(0.04)	21.9	0.22
Hawesville curtailment costs	3.6	0.04	—	—
Share-based compensation	1.6	0.02	1.0	0.01
Jamalco acquisition costs	0.7	0.01	0.2	—
Jamalco equipment failure	—	—	9.3	0.10
Impact of preferred and convertible shares	0.4	—	—	0.01
Adjusted net income (loss) attributable to Century stockholders	$15.5	$0.16	$(13.8)	$(0.13)

Notes:
(1) In periods of positive earnings, this represents earnings allocated to participating dilutive shares. For the three months ended June 30, 2023, this includes earnings allocated to common stockholders reduced by $0.2 million in share-based compensation related to the equity classified awards.

	Three months ended
	June 30, 2023	September 30, 2023
Net income (loss) attributable to Century stockholders, as reported	$7.5	$(42.0)
Add: Net loss attributable to noncontrolling interests	(0.9)	(3.9)
Net income (loss)	6.6	(45.9)
Interest expense	8.7	9.2
Interest income	(0.4)	(0.4)
Net (gain) loss on forward and derivative contracts	(9.1)	25.2
Other expense (income) - net	3.5	(1.3)
Income tax benefit	(10.0)	(11.0)
Operating loss	(0.7)	(24.2)
Lower of cost or NRV inventory adjustment	6.4	(4.6)
Hawesville curtailment costs	3.6	—
Share-based compensation	1.4	1.0
Jamalco acquisition costs	0.7	0.2
Jamalco equipment failure	—	16.9
Depreciation, depletion and amortization	17.2	25.6
Adjusted EBITDA	28.6	14.9
Less: Adjusted EBITDA attributable to noncontrolling interests	(0.9)	5.6
Adjusted EBITDA attributable to Century stockholders	$29.5	9.3
Contact
Ryan Crawford
(Investors and media)
312-696-3132

Source: Century Aluminum Company